UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023
__________________________
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

On December 12, 2023, 2seventy bio, Inc. (the Company) will host a conference call at 8:00 a.m. ET to discuss data presented at the 65th Annual Meeting of the American Society of Hematology (the ASH Annual Meeting), taking place in San Diego, California from December 9-12, 2023. A copy of the presentation that will be presented on the conference call is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A recording of the call may be accessed for thirty (30) days following the event by visiting the Investor Relations section of the Company’s website at https://ir.2seventybio.com.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01    Other Events.

On December 11, 2023, the Company issued a press release announcing results from the preplanned final progression-free survival analysis of KarMMa-3, the pivotal Phase 3, open-label, global, randomized controlled study evaluating Abecma (idecabtagene vicleucel) compared with standard combination regimens in adults with relapsed and refractory multiple myeloma after two to four prior lines of therapy, including an immunomodulatory agent, a proteasome inhibitor, and an anti-CD38 monoclonal antibody (triple-class exposed), who were refractory to their last regimen. The press release also announced results from the extended follow-up for one cohort of KarMMa-2, the Phase 2, multicohort, multicenter study evaluating Abecma in patients with multiple myeloma who had an inadequate response to frontline therapy with autologous stem cell transplantation. These data were presented on December 11, 2023 at the ASH Annual Meeting. A copy of the press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Presentation given by 2seventy bio, Inc. on December 12, 2023.
99.2	Press release issued by 2seventy bio, Inc. on December 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)
____________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2023	2seventy bio, Inc.

	By:	/s/ Chip Baird
Chip Baird
Chief Operating Officer
(Principal Financial and Accounting Officer)